SALOMON BROTHERS VARIABLE SERIES FUNDS INC

On Behalf of

Salomon Brothers Variable Investors Fund

(the “Fund”)

SUPPLEMENT DATED AUGUST 24, 2004

TO THE PROSPECTUS AND STATEMENT OF

ADDITIONAL INFORMATION DATED APRIL 29, 2004

The following information supercedes the disclosure in the Prospectus and Statement of Additional Information of the Fund. Defined terms have the same meanings as set forth in the Prospectus and Statement of Additional Information.

Effective August 19, 2004, Mark McAllister, currently a co-manager of the Fund, and Robert Feitler are responsible for the day-to-day management of the Fund. Mr. McAllister is a Managing Director of the manager and an investment officer of Smith Barney Fund Management LLC, an affiliate of SaBAM and CGM. Mr. McAllister has 17 years of investment management experience. Mr. Feitler has been with the manager since 1995 and is a Director of the manager.

SAM # 0621